Q1 2023 Earnings Presentation May 4, 2023 Exhibit 99.2

Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements 2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

ACI Delivers Mission-Critical Payment Solutions We combine our global footprint with local presence to drive the real-time digital transformation of payments and commerce. Our proven, secure and scalable software solutions enable leading corporations, fintechs and financial disruptors to: Process and manage digital payments Enable omni-commerce payments Present and process bill payments Manage fraud and risk 3 ACI Worldwide is the global leader in mission-critical, real-time payments software.

Q1 2023 Highlights 4 Consolidated Results Segment Results Balance Sheet * Adjusted for FX and Corporate Online Banking divestiture (in Banking segment) ** Statistics as of 03.31.2023 Total revenue of $290M, down 5% from Q1 2022* Banking revenue down 24%*, as timing of larger renewal events is heavily back-half weighted in 2023 Merchant revenue down 12%*, resulting primarily from the continued transition from non-recurring license fees to recurring SaaS revenues Biller revenue up 11%, driven by new customer onboarding and progress with our interchange improvement program $142M cash balance** $1.1B debt Net debt ratio of 2.9x** Adjusted EBITDA of $25M versus $68M from Q1 2022 $200 million remaining on repurchase authorization Trailing twelve month (TTM) ARR bookings of $100M up 8% versus TTM Q1 2022 Recurring revenue of $255M, up 9% from Q1 2022*

2023 Guidance 5 • Q2 Revenue expected to be in a range of $300 - $310 million • Q2 Adjusted EBITDA expected to be in a range of $35 - $45 million 2023 Guidance Range 2022 Actual Deduct COB* FX Impact 2022 Proforma Low High Implied Growth Rate Revenue 1,422 (32) (5) 1,385 1,436 1,466 4-6% Adjusted EBITDA 373 (14) - 359 380 395 6-10% $'s in millions Foreign currency rates as of 12/31/22 * Proforma for the sale of the Corporate Online Banking business on September 1, 2022

7 Three Months Ended March 31, Recurring Revenue (millions) 2023 2022 SaaS and PaaS fees $ 204.9 $ 194.6 Maintenance fees 50.1 51.4 Recurring Revenue $ 255.0 $ 246.0 Three Months Ended March 31, TTM Ended March 31, Annual Recurring Revenue (ARR*) Bookings (millions) 2023 2022 2023 2022 ARR Bookings $ 11.4 $ 21.1 $ 100.1 $ 92.9 Supplemental Financial Data *ARR is annual recurring revenue expected to be generated from new bookings signed in the period, including new accounts, new applications and add-on sales

8 Supplemental Financial Data Three Months Ended March 31, Adjusted EBITDA (millions) 2023 2022 Net income (loss) $ (32.3) $ 15.5 Plus: Income tax expense (benefit) (10.8) 6.7 Net interest expense 15.4 7.7 Net other income (expense) 3.4 (2.3) Depreciation expense 6.1 5.0 Amortization expense 25.4 26.5 Non-cash stock-based compensation expense 5.3 8.0 Adjusted EBITDA before significant transaction-related expenses $ 12.5 $ 67.1 Significant transaction-related expenses: Cost reduction strategies 8.3 — European datacenter migration 1.0 — Other 3.1 0.5 Adjusted EBITDA $ 24.9 $ 67.6 Revenue, net of interchange Revenue $ 289.7 $ 323.1 Interchange 106.2 93.2 Revenue, net of interchange $ 183.5 $ 229.9 Net Adjusted EBITDA Margin 14% 29%

9 Three Months Ended March 31, Segment Information (millions) 2023 2022 Revenue Banks $ 88.0 $ 132.2 Merchants 34.8 41.0 Billers 166.9 149.9 Total Revenue $ 289.7 $ 323.1 Recurring Revenue Banks $ 55.6 $ 61.3 Merchants 32.5 34.8 Billers 166.9 149.9 Total $ 255.0 $ 246.0 Segment Adjusted EBITDA Banks $ 24.7 $ 64.7 Merchants 6.5 14.7 Billers 29.6 26.4 Supplemental Financial Data

10 Three Months Ended March 31, 2023 2022 EPS Impact of Non-cash and Significant Transaction-related Items (millions) EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income (loss) $ (0.30) $ (32.3) $ 0.13 $ 15.5 Adjusted for: Significant transaction-related expenses 0.09 9.5 — 0.4 Amortization of acquisition-related intangibles 0.06 6.4 0.06 7.0 Amortization of acquisition-related software 0.04 4.4 0.04 5.0 Non-cash stock-based compensation 0.04 4.0 0.05 6.0 Total adjustments $ 0.23 $ 24.3 $ 0.15 $ 18.4 Diluted EPS adjusted for non-cash and significant transaction- related items $ (0.07) $ (8.0) $ 0.28 $ 33.9 Supplemental Financial Data

11 To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). • Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. • Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. • ARR: Annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period. Non-GAAP Financial Measures

12 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding Q2 2023 and full year 2023 revenue and adjusted EBITDA financial guidance. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions or failure of our information technology and communication systems, security breaches or viruses, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, impact if we convert some or all on-premise licenses from fixed-term to subscription model, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, events in eastern Europe, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, our involvement in investigations, lawsuits and other expense and time-consuming legal proceedings, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix. For a detailed discussion of these risk factors, parties that are relying on the forward- looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward Looking Statements